UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

June 29, 2009

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800

Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 29, 2009, BreitBurn Energy Partners L.P. (“BreitBurn” or the “Partnership”) issued a press release announcing that it had elected to terminate selected in-the-money crude oil and natural gas hedge contracts covering a portion of its expected production in 2011 and 2012 and the simultaneous replacement of them with new hedge contracts for the same 2011 and 2012 volumes.  Also on June 29, 2009, the Partnership made available on the Partnership’s website (www.breitburn.com) a summary of its commodity price protection portfolio as of June 29, 2009 referred to in the press release.

A copy of the press release is furnished and attached as Exhibit 99.1 and a copy of the summary of the Partnership’s commodity price protection portfolio as posted to the Partnership’s website is furnished and attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On June 25, 2009, BreitBurn elected to terminate selected in-the-money crude oil and natural gas hedge contracts covering a portion of its expected production in 2011 and 2012 and simultaneously replaced them with new hedge contracts for the same 2011 and 2012 volumes at prevailing market prices.  The net proceeds from the monetization transactions were approximately $25 million.  Those proceeds will be used to immediately reduce outstanding borrowings under the Partnership’s credit facility.  At the same time, the borrowing base under the Partnership’s credit facility was reduced by an amount equal to the monetization proceeds.  After this reduction, the Partnership’s new borrowing base will be $735 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 99.2	Press Release of BreitBurn Energy Partners L.P. dated June 29, 2009. Summary of BreitBurn Energy Partners L.P. commodity price portfolio as of June 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BreitBurn GP, LLC, its general partner

Date: June 29, 2009	By:	/s/ James G. Jackson
James G. Jackson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1 99.2	Press Release of BreitBurn Energy Partners L.P. dated June 29, 2009. Summary of BreitBurn Energy Partners L.P. commodity price portfolio as of June 29, 2009.